Exhibit 10.2

Execution Copy

SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of June 12, 2009, is entered into by and among the financial institutions signatory hereto (each a “Lender” and collectively the “Lenders”), BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, “Agent”), NAUTILUS, INC., a Washington corporation (“US Borrower”), and NAUTILUS INTERNATIONAL S.A., a Swiss private share company (“Swiss Borrower”, and together with US Borrower, collectively, “Borrowers”).

RECITALS

A. Borrowers, Agent and the Lenders have previously entered into that certain Loan and Security Agreement dated as of January 16, 2008 (as amended, supplemented, restated and modified from time to time, the “Loan Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

B. Borrowers, Agent and the Lenders now wish to amend the Loan Agreement on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendments to Loan Agreement.

(a) The definition of “Trigger Period” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Trigger Period: the period (a) commencing on the day that (i) an Event of Default occurs, (ii) Excess Availability is less than $10,000,000 for three consecutive Business Days or (iii) Excess Availability is less than $8,000,000 at any time; and (b) continuing until the day on which the Borrowers have maintained Excess Availability in excess of $15,000,000 for a period of 90 consecutive days; provided, however, that for any day after June 12, 2009 when the aggregate amount of all outstanding Loans (excluding any fees, interest and expenses owing pursuant to this Agreement in an amount not to exceed $100,000 in the aggregate at any time) has been equal to zero for the prior 30 consecutive days and the outstanding LC Obligations have not exceeded the LC Cap for the prior 30 consecutive days, Trigger Period shall mean, the period (x) commencing on the day that (i) an Event of Default occurs, (ii) Excess Availability is less than $8,000,000 for three consecutive Business Days or (iii) Excess Availability is less $6,000,000 at any time; and (y) continuing until the day on which the Borrowers have maintained Excess Availability in excess of $15,000,000 for a period of 90 consecutive days.”

(b) The following definitions are hereby added to Section 1.1 of the Loan Agreement in alphabetical order:

“LC Cap: an amount equal to $7,000,000.”

2. Effectiveness of this Amendment. The following shall have occurred before this Amendment is effective:

(a) Amendment. Agent shall have received this Amendment fully executed in a sufficient number of counterparts for distribution to all parties.

(b) Representations and Warranties. The representations and warranties set forth herein must be true and correct.

(c) No Default. No event has occurred and is continuing that constitutes an Event of Default.

(d) Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.

3. Representations and Warranties. Each Borrower represents and warrants as follows:

(a) Authority. Such Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by such Borrower of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b) Enforceability. This Amendment has been duly executed and delivered by such Borrower. This Amendment and each Loan Document to which such Borrower is a party (as amended or modified hereby) is the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, and is in full force and effect.

(c) Representations and Warranties. The representations and warranties contained in each Loan Document to which such Borrower is a party (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

(d) Due Execution. The execution, delivery and performance of this Amendment are within the power of such Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on such Borrower.

(e) No Default. No event has occurred and is continuing that constitutes an Event of Default.

4. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California, without giving effect to any conflict of law principles (but giving effect to Federal laws relating to national banks). The consent to forum and arbitration provisions set forth in Section 14.14 of the Loan Agreement are hereby incorporated in this Amendment by reference.

5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or a substantially similar electronic transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or a substantially similar electronic transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

6. Reference to and Effect on the Loan Documents.

(a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(b) Except as specifically amended above, the Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to Agent and the Lenders.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

7. Ratification. Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

8. Estoppel. To induce Lenders to enter into this Amendment and to continue to make advances to Borrowers under the Loan Agreement, each Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of such Borrower as against Agent or any Lender with respect to the Obligations.

9. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

10. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS NAUTILUS, INC., a Washington corporation

By:
Name:
Title:

NAUTILUS INTERNATIONAL S.A., a Swiss private share company

By:
Name:
Title:

AGENT AND LENDERS
BANK OF AMERICA, N.A., as Agent and as sole Lender

By:
Name:
Title:

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